THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [**] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE

2. AMENDMENT/MODIFICATION NO. 0008	3. EFFECTIVE DATE See Block 16C
4. REQUISITION/PURCHASE REQ. NO. OS154985	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE HHS/OS/ASPR/BARDA HHS/OS/ASPR/BARDA 330 Independence Ave., S.W. Room 640-G Washington DC 20201	7. ADMINISTERED BY (If other than Item 6) CODE ASPR-BARDA02 ASPR-BARDA 330 Independence Ave, SW, Rm G640 Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) NOVAVAX, INC. 383328 NOVAVAX, INC. 9920 BELWARD CAM 9920 BELWARD CAMPUS DR ROCKVILLE MD 208503991	(x) 9A. AMENDMENT OF SOLICITATION NO. 9B. DATED (SEE ITEM 11) x 10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201100012C 10B. DATED (SEE ITEM 13) 02/24/2011
CODE 383328	FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
2015.1994040.25505 Net Increase: $7,676,744.00

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.243-2 CHANGES; and 52.216-7 ALLOWABLE COST AND PAYMENT
	D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not. ☒ is required to sign this document and return 2 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number: 22-2816046
DUNS Number: 808837520
PURPOSE: Equitable Adjustment of final negotiated Indirect Cost Rates for the period 2011 and 2012.

The above numbered contract is hereby changed as reflected.

Total contract amount is increased by $7,676,744 from $167,260,881 to $174,937,625.

Contract expiration date remains unchanged (September 23, 2016).
Discount Terms: NET 30

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Barclay A. Phillips SVP, CFO		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) DOROTHY M. MCMILLAN	
15B. CONTRACTOR/OFFEROR [signature] (Signature of person authorized to sign)	15C. DATE SIGNED 6/5/15	16B. UNITED STATES OF AMERICA Dorothy M. McMillan (Signature of Contracting Officer)	16C. DATE SIGNED 6/5/2015

NSN 7540-01-152-8070
Previous edition unusable

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [**] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

BEGINNING WITH THE EFFECTIVE DATE OF THIS MODIFICATION, THE CONTRACTOR AND THE GOVERNMENT MUTUALLY AGREE AS FOLLOWS:

SECTION B – SUPPLIES OR SERVICES AND PRICES/COSTS

ARTICLE B.2. CONTRACT LINE ITEM NUMBERS (CLINs), - paragraph (b) is revised to increase the total amount allotted this contract.

(b) Consideration and Payment (CPFF)

The total amount allotted this contract for Base and Option Period One is increased by **$7,676,744.00** from $167,260,881 to **$174,937,625.**

In consideration for completion of the work, described under the Base Period (CLINs 0001 through 0010) and Option Period One (CLINs 0011A through 14) and in accordance with the Statements of Work (Section C) and Contractor Milestones, the Contractor shall be paid an amount not to exceed $174,937,625 , of which [**]); [**] represents the estimated reimbursable costs and [**] ; [**] represents the fixed fee.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED